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                                                                   EXHIBIT 10(d)


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------


        THIS AGREEMENT is made by and between The Sands Regent, a Nevada corporation, hereinafter referred to as "Company," and Louis J. Phillips, a Director of the Company, hereinafter referred to as "Director":

        WHEREAS, the Company wishes to afford the Director the opportunity to purchase shares of its Common Stock ("Common Stock"); and

        WHEREAS, the Board has determined that it would be to the advantage and in the best interest of the Company and its shareholders to grant the non-qualified stock option provided for herein to the Director as an inducement to enter into the service of the Company and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

        WHEREAS, the grant of said Option has been made in conformity with Rule 16b-3; and

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

        Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1. -- Administrator
------------    -------------

        "Administrator" shall mean the Board, excluding the Director.

Section 1.2. -- Board
------------    -----

        "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

Section 1.3. -- Company
------------    -------

        "Company" shall mean The Sands Regent, a Nevada corporation.



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Section 1.4. -- Exchange Act
------------    ------------

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.5. -- Option
------------    ------

        "Option" shall mean the non-qualified stock option to purchase Common Stock of the Company granted under this Agreement.

Section 1.6. -- Rule 16b-3
------------    ----------

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as amended from time to time.

Section 1.7. -- Secretary
------------    ---------

        "Secretary" shall mean the Secretary of the Company.

Section 1.8. -- Securities Act
------------    --------------

        "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.9. -- Termination of Directorship
------------    ---------------------------

        "Termination of Directorship" shall mean the time when the Director terminates as a member of the Board for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement.

                                   ARTICLE II.

                                 GRANT OF OPTION
                                 ---------------

Section 2.1. -- Grant of Option
------------    ---------------

        Upon the terms and conditions set forth in this Agreement and in consideration of the Director's agreement to serve on the Board, effective as of the date set forth on the signature page hereof (the "Date of Grant"), the Company irrevocably grants to the Director an option to purchase any part or all of the aggregate number of shares of Common Stock set forth on the signature page hereof, subject to adjustment pursuant to Section 2.4 hereof.

Section 2.2. -- Purchase Price
------------    --------------

        The purchase price of the shares of stock covered by the Option shall be the amount per share of Common Stock set forth on the signature page hereof, all without commission or other charge, and subject to adjustment pursuant to
Section 2.4 hereof.



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Section 2.3. -- Consideration to Company
------------    ------------------------

        In consideration of the granting of this Option by the Company, the Director agrees to remain as a member of the Board for a period of at least one year after the Date of Grant, unless the shareholders of the Company fail to reelect Director to the Board upon expiration of Director's term of office prior to the expiration of the one year period.

Section 2.4. -- Adjustments in Option
------------    ---------------------

        In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Administrator shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Director's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of shares quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be final and binding upon the Director, the Company and all other interested persons.

                                  ARTICLE III.

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1. -- Commencement of Exercisability
------------    ------------------------------

        (a) The Option shall become (100%) exercisable on the first anniversary of the Date of Grant; provided that Director is a member of the Board on such date.

        (b) No portion of the Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

Section 3.2. -- Expiration of Option
------------    --------------------

        The Option may not be exercised to any extent by anyone after the first to occur of the following events:

        (a) The expiration of ten (10) years and one (1) day from the date the Option was granted; or

        (b) The expiration of one (1) year from the date of Director's Termination of Directorship.



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Section 3.3. -- Acceleration of Exercisability
------------    ------------------------------

        In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, then this Option shall be exercisable as to all shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1.(a).

                                   ARTICLE IV.

                               EXERCISE OF OPTION
                               ------------------

Section 4.1. -- Person Eligible to Exercise
------------    ---------------------------

        During the lifetime of the Director, only the Director may exercise the Option or any portion thereof. After the death of the Director, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Director's personal representative or by any person empowered to do so under the Director's will or under the then applicable laws if descent and distribution.

Section 4.2. -- Partial Exercise
------------    ----------------

        The Option, if then exercisable, may be exercised in whole or in part at any time; provided, however, that each partial exercise shall be for not less than twenty-five (25) shares and shall be for whole shares only.

Section 4.3. -- Manner of Exercise
------------    ------------------

        The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion becomes unexercisable under
Section 3.2:

        (a) Notice in writing signed by the Director or the other person then entitled to exercise the Option or portion stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Administrator;

        (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised;

        (c) A bona fide written representation and agreement, in a form satisfactory to the Administrator, signed by the Director or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Director or other person then entitled to exercise such Option or portion will



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indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued upon exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation, agreement and legend referred to in this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares.

        (d) Full payment (in cash or by check) to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

        (e) In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Director, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4. -- Conditions to Issuance of Stock Certificates
------------    --------------------------------------------

        The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

        (c) The obtaining of any approval or other clearance form any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;



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        (d) The payments to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

        (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

Section 4.5. -- Rights of Shareholders
------------    ----------------------

        The Director shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V.

                                OTHER PROVISIONS
                                ----------------

Section 5.1. -- Administration
------------    --------------

        The Administrator shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Director, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option. The Board may at any time and from time to time exercise any and all rights and duties of the Administrator under this Agreement.

Section 5.2. -- Option Not Transferable
------------    -----------------------

        Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Director or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3. -- Shares to Be Reserved
------------    ---------------------

        The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.





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Section 5.4. -- Notices
------------    -------

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Director shall be addressed to the Director at the address given beneath the Director's signature hereto. By a notice given pursuant to this
Section 5.4, either party may hereafter designate a different address for notices to be given. Any notice which is required to be given to the Director's personal representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid deposited (with postage prepared) in a post office or branch post office regularly maintained by the United States Postal Service, or to a courier guaranteeing overnight delivery.

Section 5.5. -- Titles
------------    ------

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6. -- Construction
------------    ------------

        This Agreement shall be administered, interpreted and enforced under the laws of the State of Nevada.

Section 5.7. -- Conformity to Securities Laws
------------    -----------------------------

        The Director acknowledges that this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations to the extent applicable. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.



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                                 SIGNATURE PAGE

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

        I have read the Non-Qualified Stock Option Agreement (the "Agreement"). As Director, I hereby agree to all of the terms of the Agreement.


Date of Grant: May 11, 1998                      Director Social Security Number
                                                 or Taxpayer Identification
                                                 Number:

Louis J. Phillips                                ###-##-####
-----------------------------------              -------------------------------
Director Name (Please Print)
                                                 Number of Option Shares: 10,000
4155 Flintlock Circle
-----------------------------------              Purchase Price Per Share: $2.12
Reno, Nevada   89509
-----------------------------------
Address



                                                 /s/ Louis J. Phillips
                                                 -------------------------------
                                                 Director Signature


         The Company hereby agrees to all of the terms of the Agreement.


                                                 THE SANDS REGENT,
                                                 a Nevada Corporation


                                                 By:   /s/ Ferenc B. Szony
                                                       -------------------------

                                                 Its:  President and Chief
                                                       Executive Officer
                                                       -------------------------



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